CHITTENDEN CORPORATION

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of Chittenden Corporation, hereby constitute and appoint Paul A. Perrault and Nancy Rowden Brock and each of them, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation a Registration Statement of Form S-4, or other appropriate form, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to a proposed issue of shares of Common Stock of the Corporation; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  November 15, 1995


     Name                                                  Title
   ---------                                            -----------
s/ Paul A. Perrault                        President, Chief Executive Officer
-------------------                        and Director
   Paul A. Perrault

s/ Nancy Rowden Brock                      Treasurer and Chief Financial Officer
---------------------                      (and principal accounting officer)
   Nancy Rowden Brock

s/ Barbara W. Snelling                     Director and Chair of the Board
----------------------
   Barbara W. Snelling

----------------------
   Frederic H. Bertrand                    Director

s/ David M. Boardman                       Director
---------------------
   David M. Boardman

--------------------
   Paul J. Carrara                         Director

--------------------

s/ Lyn Hutton                              Director
--------------------
   Lyn Hutton

s/ Philip A. Kolvoord                      Director
---------------------
   Philip A. Kolvoord

s/ James C. Pizzagalli                     Director
----------------------
   James C. Pizzagalli

s/ Pall D. Spera                           Director
 ----------------------
   Pall D. Spera

s/ Martel D. Wilson, Jr.                   Director
------------------------
   Martel D. Wilson, Jr.

                             CHITTENDEN CORPORATION

                                  SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Burlington, State of Vermont, on January 12, 1996.

    Chittenden Corporation
    -----------------------------
    (Registrant)

BY: s/Paul A. Perrault
    -----------------------------
      Paul A. Perrault, President,
      Chief Executive Officer and Director


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

    Dated:  January 12, 1996

    s/Paul A. Perrault
    -----------------------------
      Paul A. Perrault, President,
      Chief Executive Officer and Director

    s/Nancy Rowden Brock
    -----------------------------
      Nancy Rowden Brock, Treasurer,
      Chief Financial Officer (and principal accounting officer)

   *s/Barbara W. Snelling
    -----------------------------
      Barbara W. Snelling
      Director and Chair of the Board

   *s/David M. Boardman
    -----------------------------
      David M. Boardman
      Director

   *s/Lyn Hutton
    -----------------------------
      Lyn Hutton
      Director

   *s/Philip A. Kolvoord
    -----------------------------
      Philip A. Kolvoord
      Director

   *s/James C. Pizzagalli
    -----------------------------
      James C. Pizzagalli
      Director

   *s/Pall D. Spera
    -----------------------------
      Pall D. Spera
      Director

   *s/Martel D. Wilson, Jr.
    -----------------------------
      Martel D. Wilson, Jr.
      Director

   --------------
   * Ms. Brock signed the indicated signatures pursuant to a POWER OF ATTORNEY dated November 15, 1995